INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2021
INCOME TAXES
Schedule of reconciliation of the effective income tax rate to the statutory federal income tax rate

	2021	2020
Federal income tax at statutory rates	21.00%	21.00%
Federal income tax rate reduction
Change in valuation allowance	(21.00)	(21.00)
Effective income tax rate	—%	—%

Schedule of tax effects of temporary differences and carryforwards that give rise to significant portions of the deferred tax assets

	2021	2020
Deferred tax assets (liabilities):
Net operating loss carryforward	8,135,900	3,842,900
Stock compensation expense	4,169,200	3,379,000
Research and development tax credit	874,400	—
Intangible assets	95,300	23,600
Total gross deferred tax assets	13,274,800	7,245,500
Valuation allowance	(13,274,100)	(7,061,600)
Property and equipment	(700)	(183,900)
Net deferred tax assets (liabilities)	—	—